Exhibit 10.4
AMENDMENT NO. 3 TO THE
PATENT AND TECHNOLOGY LICENSE AGREEMENT
     This AMENDMENT NO. 3 to the Exclusive PATENT AND TECHNOLOGY LICENSE AGREEMENT between the PARTIES dated September 11, 2006, as amended on December 21, 2007 and September 3, 2008 (the “LICENSE AGREEMENT”), effective the 8th day of July, 2009 (which is the date this AMENDMENT NO. 3 has been fully executed by all PARTIES), is made by and between: (1) THE BOARD OF REGENTS (“BOARD”) of THE UNIVERSITY OF TEXAS SYSTEM (“SYSTEM”), an agency of the State of Texas, whose address is 201 West 7th Street, Austin, Texas 78701, on behalf of THE UNIVERSITY OF TEXAS M. D. ANDERSON CANCER CENTER (“UTMDACC”), a component institution of SYSTEM; (2) THE HENRY M. JACKSON FOUNDATION FOR THE ADVANCEMENT OF MILITARY MEDICINE, INC. (“HJF”), a Maryland tax-exempt corporation, whose address is 1401 Rockville Pike, Suite 600, Rockville, Maryland 20852, on its own behalf and on behalf of THE UNIFORMED SERVICES UNIVERSITY OF THE HEALTH SCIENCES (“USU”), an institution of higher learning within the Department of Defense, an agency of the United States Government, located at 4301 Jones Bridge Road, Bethesda, Maryland 20814-4779; and (3) APTHERA, INC. (formerly known as ADVANCED PEPTIDE THERAPEUTICS, INC.; hereafter referred to as “LICENSEE”). BOARD, HJF and LICENSEE may be referred to herein collectively as the “PARTIES”.
RECITALS
A.	The LICENSE AGREEMENT requires LICENSEE to achieve certain performance milestones within a specified period of time.

B.	BOARD and HJF desire to provide LICENSEE with additional time in which to complete those performance milestones.

C.	Accordingly, BOARD, HJF and LICENSEE desire to amend the LICENSE AGREEMENT pursuant to the terms and conditions set forth herein.
     NOW, THEREFORE, in consideration of the mutual covenants contained herein, the sufficiency of which is hereby acknowledged, the PARTIES hereby agree to the following:

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AMENDMENT
1.	Section 13.3(c) of the LICENSE AGREEMENT shall be deleted in its entirety and replaced with the following:
13.3(c)	upon thirty (30) calendar days written notice from UTMDACC, if LICENSEE fails to commence a Phase II Clinical Trial or Phase III Clinical Trial in the United States or the European Union on or before June 30, 2010, unless, before the end of such thirty (30) day period, LICENSEE provides evidence satisfactory to UTMDACC that it has commenced the Clinical Trial; or
2.	Section 13.3(d) of the LICENSE AGREEMENT shall be deleted in its entirety and replaced with the following:
13.3(d)	upon thirty (30) calendar days written notice from UTMDACC, if LICENSEE fails to acquire at least seven million dollars ($7,000,000.00) in funding (whether by debt, equity, merger, reverse merger, grant, corporate partnering or sublicensing) and provides evidence of same to UTMDACC on or before December 31, 2009; or
3.	The PARTIES acknowledge and agree that, except as set forth in this AMENDMENT NO. 3 the terms and conditions of the LICENSE AGREEMENT shall remain unchanged and in full force and effect; provided, however, that nothing contained in the LICENSE AGREEMENT shall have the effect of preventing or limiting, in any way, the terms of this AMENDMENT NO. 3. If any conflict arises between the terms of this AMENDMENT NO. 3 and the terms of the LICENSE AGREEMENT, this AMENDMENT NO. 3 shall govern as to the conflicting terms.

4.	This AMENDMENT NO. 3 shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, administrators, executors, successors, and assigns.

5.	This AMENDMENT NO.3 may be executed in one or more counterparts, each of which shall be considered an original, but all of which together shall be deemed to be one and the same document.
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     IN WITNESS WHEREOF, the PARTIES hereto have caused their duly authorized representatives to execute this AMENDMENT NO 3.

BOARD OF REGENTS OF THE		APTHERA, INC.
UNIVERSITY OF TEXAS SYSTEM

By	/s/ John Mendelsohn, M.D.	By	/s/ Robert E. Kennedy
	John Mendelsohn, M.D.		Name:	Robert E. Kennedy
	President		Title:	President and CFO
	The University of Texas M. D. Anderson Cancer Center	Date: 6/10/09
Date: 7/8/09

THE UNIVERSITY OF TEXAS		THE HENRY M. JACKSON FOUNDATION FOR
	M. D. ANDERSON CANCER CENTER	THE ADVANCEMENT OF MILITARY MEDICINE, INC.

By	/s/ Leon Leach	By	/s/ John W. Lowe
	Leon Leach		John W. Lowe
	Executive Vice President		President
	The University of Texas M. D. Anderson Cancer Center	Date: 6/15/09
Date: 6/29/09

Approved as to Content:
By	/s/ Christopher C. Capelli
Christopher C. Capelli
Vice President, Technology Transfer M. D. Anderson Cancer Center

Date: 6/9/09

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